UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2008

CTI INDUSTRIES CORPORATION
  (Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Barrington, IL	60010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code  (847) 382-1000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item No. 7.01 - Regulation FD Disclosure

On September 5, 2008, CTI Industries Corporation issued a press release announcing that Stephen M. Merrick, The Company’s Executive Vice President and Chief Financial Officer, and Timothy Patterson, the Company's Vice President of Finance and Administration, are scheduled to make a presentation on the Company’s general business outlook at the Wall Street Analyst Forum in New York City on September 8, 2008.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the presentation slides to be used during the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item No. 9.01 - Financial Statements and Exhibits

(d)	Exhibits:

99.1	CTI Industries Corporation Press Release, dated September 5, 2008.

99.2	Presentation slides to be used during presentation on September 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation (Registrant)

Date: September 8, 2008	By:	/s/ Howard W. Schwan
Howard W. Schwan, President

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

99.1	CTI Industries Corporation Press Release, dated September 5, 2008.	E

99.2	Presentation slides to be used during presentation on September 8, 2008.	E